UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 8, 2011
Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1
EX-4.2
EX-5.1
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement.
On April 8, 2011, Jefferies Group, Inc. (the “Company”) entered into a purchase agreement (the “Agreement”) with Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Natixis Securities North America Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc., Rabo Securities USA, Inc., SunTrust Robinson Humphrey, Inc., Keefe, Bruyette & Woods, Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., JMP Securities LLC, Oppenheimer & Co. Inc., U.S. Bancorp Investments, Inc., Rochdale Securities LLC and Sandler O’Neill & Partners, L.P. whereby the Company agreed to sell $800 million aggregate principal amount of its 5.125% Senior Notes due 2018 (the “Notes”) pursuant to the Company’s Shelf Registration Statement on Form S-3, as amended (File No. 333-160214). The closing is expected to occur on April 13, 2011.
The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
The following exhibit is filed with this report:

Number	Exhibit
4.1	Form of Global Note.

4.2	Officers’ Certificate establishing the terms of the Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Purchase Agreement dated April 8, 2011 among Jefferies Group, Inc., Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Natixis Securities North America Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc., Rabo Securities USA, Inc., SunTrust Robinson Humphrey, Inc., Keefe, Bruyette & Woods, Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., JMP Securities LLC, Oppenheimer & Co. Inc., U.S. Bancorp Investments, Inc., Rochdale Securities LLC and Sandler O’Neill & Partners, L.P.

23.1	Consent of Opinion of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.
Date: April 13, 2011	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Form of Global Note.

4.2	Officers’ Certificate establishing the terms of the Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Purchase Agreement dated April 8, 2011 among Jefferies Group, Inc., Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Natixis Securities North America Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc., Rabo Securities USA, Inc., SunTrust Robinson Humphrey, Inc., Keefe, Bruyette & Woods, Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., JMP Securities LLC, Oppenheimer & Co. Inc., U.S. Bancorp Investments, Inc., Rochdale Securities LLC and Sandler O’Neill & Partners, L.P.

23.1	Consent of Opinion of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).